EXHIBIT 99.1
ARRIS Group Inc. 2011 Investor & Analyst Conference June 10, 2011 NASDAQ MarketSite New York City

Welcome Jim Bauer, VP Investor Relations

Safe Harbor Statements in this presentation or made in this meeting, including those related to the outlook for 2011 and beyond, expected sales and net income, gross margins, operating expenses, income taxes, EBITDA, acceptance of certain ARRIS products, the general market outlook and industry trends, are forward-looking statements. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Among other things, projected results are based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but are beyond management's control; ARRIS is dependent upon customer decisions to purchase the Company's products -- these decisions can be deferred and customers also may select competitor's products; and because the market in which ARRIS operates is volatile, actions taken and contemplated may not achieve the desired impact. Other factors that could cause results to differ from current expectations include: the uncertain current economic climate and financial markets, and their impact on our customers' plans and access to capital: the impact of rapidly changing technologies; the impact of competition on product development and pricing; the ability of ARRIS to react to changes in general industry and market conditions; rights to intellectual property and the current trend toward increasing patent litigation, market trends and the adoption of industry standards; and consolidations within the telecommunications industry of both the customer and supplier base. These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company's business. Additional information regarding these and other factors can be found in ARRIS' reports filed with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended March 31, 2011. In providing forward-looking statements, the Company expressly disclaims any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise. ARRIS Analyst / Investor Conference - June 2011 3

Agenda 8:00 - 8:30 Reception 8:30 - 8:35 Welcome Jim Bauer 8:35 - 8:55 ARRIS Vision, Strategy and Execution Bob Stanzione 8:55 - 9:25 Insatiable Appetite for Bandwidth Tom Cloonan 9:25 - 9:45 Break / NASDAQ Opening Bell 9:45 - 11:00 Product Portfolio Growth Bruce McClelland 11:00 - 11:20 Financial Goals and Balance Sheet Strategy Dave Potts 11:20 - 11:25 Summary Bob Stanzione 11:25 - 11:30 Wrap Up Jim Bauer ARRIS Analyst / Investor Conference - June 2011 4

ARRIS Vision, Strategy and Execution Bob Stanzione, CEO

Agenda 8:00 - 8:30 Reception 8:30 - 8:35 Welcome Jim Bauer 8:35 - 8:55 ARRIS Vision, Strategy and Execution Bob Stanzione 8:55 - 9:25 Insatiable Appetite for Bandwidth Tom Cloonan 9:25 - 9:45 Break / NASDAQ Opening Bell 9:45 - 11:00 Product Portfolio Growth Bruce McClelland 11:00 - 11:20 Financial Goals and Balance Sheet Strategy Dave Potts 11:20 - 11:25 Summary Bob Stanzione 11:25 - 11:30 Wrap Up Jim Bauer ARRIS Analyst / Investor Conference - June 2011 6

What You Will Hear Today An Overview of our Vision, Strategy and Execution Drive Toward Everything IP, Everywhere Investing for Growth CMTS Growth Prospects and Profitability Network Traffic Growth and Operator Response C4(r) and E6(tm) (DOCSIS(r) & CMAP) Product Plans Whole Home Gateway Launch Status Business Impact Financial Plans Operating Model Goals Balance Sheet ARRIS Analyst / Investor Conference - June 2011 7 Return to Growth

ARRIS Company Highlights High Tech provider of voice, high-speed data, and video solutions to the global broadband industry Market leader in key product segments 47% worldwide installed VoIP E-MTA base #1 Worldwide Revenue Market Share* 30% worldwide installed CMTS base #2 Worldwide Revenue Market Share** Product roadmap and R&D focus on enabling convergence of cable services on a unified IP platform Profitable business with solid cash generation ARRIS Analyst / Investor Conference - June 2011 8 * Infonetics Q4 2010 ** Infonetics Q1 2011

ARRIS Company Overview... Headquarters Location: Suwanee, GA Market Cap: ~$1.3 billion1 2010 Revenue: $1.088 billion Cash and ST Investments: $620 million2 Debt: $237 million2 Customers: Worldwide Employees: ~1,900 Global Presence: Direct in 20 countries VARs in 68 countries ARRIS Analyst / Investor Conference - June 2011 9 Note: 1 Based on closing share price of $10.63 on 6/6/2011 2 As of March 31, 2011; Cash excludes $4.2M of restricted cash; Face value of convertible debt ; unaudited

Our Path To Growth ARRIS Analyst / Investor Conference - June 2011 10 Vision Strategy Execution

An Expanding Vision "Everything IP, Everywhere" - in the Home and on the Go! Our Path to Growth ARRIS Analyst / Investor Conference - June 2011 11 Phone Phone Phone Phone Computer Computer Computer TV TV 2001 2003 2008 2011 CBR (Cable Phone) VoIP +HSD MPEG/IP + Video The Web Everything IP Smart Phone Tablet

ARRIS Strategy Grow our current businesses into a more complete portfolio including a strong video product suite. Continue to invest in the evolution toward enabling true network convergence onto an all IP platform Expand our product/service portfolio through internal developments, acquisitions and partnerships Expand our international business and begin to consider opportunities in markets other than cable Maintain a strong capital structure, mindful of our 2013 debt maturity, share repurchase opportunities and other capital needs Continue to invest in and evolve the ARRIS talent pool to implement the above... Focused on Creating Shareholder Value 12 ARRIS Analyst / Investor Conference - June 2011

Execution - How are we doing? Weathered the recession while Increasing Investments in Growth Businesses and Regions Increased R&D by ~25% since late 2008 Acquisitions and Partners 2008 - 2011 EGT, Digeo, Auspice, & Ruckus Expanded International Presence ARRIS Analyst / Investor Conference - June 2011 13

Product R&D ($M) 2011 Product Highlights Shipping Now C4(r) 16D to 32D Software Upgrade C4(r) CMTS IPv6 Whole Home Gateway 2H 2011 Releases CMTS 24U upstream Line Card Cost Reduced D3.0 CPE Wi-Fi / Router Featured CPE E6(tm) CMAP Trials Cost Reduced C4(r) CMTS 32D Next Generation VIPr(tm) Encoder ARRIS Analyst / Investor Conference - June 2011 14 ARRIS Innovation Enables Revenue Growth Growing Pipeline of New Products

Expanding our International Presence Invested in Canada, EMEA, CALA, China... Extended VAR Coverage to 68 Countries 2005 2005 2008 2008 1Q 2011 1Q 2011 Offices People Offices People Offices People Canada and CALA - - 3 10 5 27 EMEA 3 56 6 96 8 98 APAC 3 14 4 58 6 114 Total International 6 70 13 164 19 239 15 ARRIS Analyst / Investor Conference - June 2011 Achieved 30% Year over Year International Revenue Growth in 2010

International Growth Opportunity Many Factors Similar to USA Competition Between Cable MSOs and Telco/Satellite Bandwidth Demand Driven by Online Video IPv6 Required Upgrades Consumer Demand for Multi-screen Mobile Data Driving Growth for Wi-Fi Some Unique Factors Well Financed Global Operator Consolidation Chinese Government Policies Driving Investment ARRIS Analyst / Investor Conference - June 2011 16

Our Vision has Expanded Our Strategy is Solid Focus on Execution Excellent Near Term Growth Opportunities Expand and Diversify Our Portfolio to Achieve Long Term Growth Invest in High Growth Opportunities Use the Balance Sheet to Enhance Shareholder Value 17 ARRIS Analyst / Investor Conference - June 2011 Return to Growth

The Surging Appetite for Bandwidth Tom Cloonan, Chief Strategy Officer

The Subscriber Demand for Bandwidth is Growing Fast

- For an Average Single High-Speed Data 500 HHP Service Group:
  - 2008: 1 DOCSIS Downstream
  - 2011: 4 DOCSIS Downstreams
  - 2015: ~20 DOCSIS Downstreams

- Uses include:
  - High-Speed Data (Browsing)
  - Over-The-Top IP Video
  - Peer-to-Peer Applications
  - Business Services
  - Wireless Back-Haul (Cell Phone)
  - Wi-Fi Back-Haul (Community Wi-Fi)


DOCSIS Growth Predictions
DOCSIS DSs per Service Group
25
20
15
10
5
0
2006 2008 2010 2012 2014 2016
Year
Source: ARRIS Estimates

19
ARRIS Analyst / Investor Conference - June 2011
ARRIS

Agenda Three primary operator responses to changing subscriber demand Enable more narrowcast bandwidth Build efficient converged networks Deploy MSO-Sourced IP video services and converged gateways Conclusions ARRIS Analyst / Investor Conference - June 2011 20

A Refresher Course on HFC Plant Architectures

Reminder…

- A typical MSO's HFC plant supports ~115 channels
- Different services compete for those 115 channels every year
- The main competitors for the 115 channels include:
  - Analog Broadcast
  - Digital Broadcast

  Broadcast

  - Switched Digital Video
  - Video on Demand
  - High Speed Data
  - Voice
  - MSO-Managed IP Video Services (future)

  Narrowcast


Headend Transmitter
Headend Transmitter
Headend Transmitter

Note: Narrowcast channel resources are shared by a small subset of subscribers

21 ARRIS Analyst / Investor Conference - June 2011 ARRIS

Explosive Growth in Narrowcast Channel Counts for High Speed Data is Underway


Narrowcast HFC Channel Mix vs. Time
(No Node Split)
HFC Channels Per Service Group
35
30
25
20
15
10
5
0
DOCSIS HSD
2010
2011
2012
2013
2014
2015
2016
Source: Top 5 US MSO + ARRIS Estimates


Fiber Node
Fiber Node

MSOs will need to add ARRIS CMTSs & UQAMs to support this Narrowcast Growth

22
ARRIS Analyst / Investor Conference - June 2011
ARRIS

Over-The-Top (OTT) Streaming Media Is Dominating the DOCSIS HSD Growth ARRIS Analyst / Investor Conference - June 2011 23 The traffic mix is changing fast... MSOs must respond fast...with bandwidth! CMTS/CPE feature requirements are also changing fast Note slope change due to OTT video (since 2009) Source for both graphs: Top 5 US MSO Source for both graphs: Top 5 US MSO Source for both graphs: Top 5 US MSO

MSO's Will Purchase Additional DOCSIS(r) Downstreams ARRIS Analyst / Investor Conference - June 2011 24 Subscriber Satisfaction Issues Will Drive MSOs to Increase Investment to Retain and Attract Customers This may represent an "un-congested" subscriber's bandwidth level in 2011 These may represent "congested" subscriber bandwidth levels in 2011 33% Growth 33% Growth 100% Growth 60% Growth 40% Growth Source: Top 10 US MSO

Agenda Three primary operator responses to changing subscriber demand Enable more narrowcast bandwidth Build efficient converged networks Deploy MSO-Sourced IP video services and converged gateways Conclusions ARRIS Analyst / Investor Conference - June 2011 25

MSOs Are Demanding New Products and Features for the Dynamic Headend MSOs need for a new generation of headend products that: Converge DOCSIS and MPEG/DVB delivery systems on HFC plant Support Hybrid CPE and Services to facilitate the transition to all IP Provide increased bandwidth capacity and density Reduce power and rack-space requirements Permit EPON for business service and Greenfield deployments Simplify delivery of multiplexed narrowcast channels MSOs are already defining their future requirements: CMAP at Comcast Other "Yet-To-Be-Named Architectures" at other MSOs While most requirement sets are quite similar, the variances require a very robust and flexible design approach ARRIS Analyst / Investor Conference - June 2011 26 Rapid convergence of DOCSIS(r), Edge QAM and EPON services = New Products...the E6 CER

Agenda Three primary operator responses to changing subscriber demand Enable more narrowcast bandwidth Build efficient converged networks Deploy MSO-Sourced IP video services and converged gateways Conclusions ARRIS Analyst / Investor Conference - June 2011 27

Many Pressures Are Pushing MSOs to Move Toward IP Video Telco & Satellite Over-The-Top ARRIS Analyst / Investor Conference - June 2011 28 28 Hulu sample content providers Hulu sample content providers ABC Paramount Fox PBS NBC SciFi Bravo Sleuth Comedy Central SnagFilms Crackle Sony 20th Century Fox Speed Generate Universal IndieFlix Vuguru Lionsgate WB MGM YouTube sample content providers YouTube sample content providers Anchor Bay Entertainment Lionsgate Animal Planet Marvel BBC National Geographic CBS NBA Crackle PBS Discovery Smithsonian Channel Endemol Rogers Subscriber Adoption Curve IP Video is ~ here ? Content Provider Trends Network Stress Customer Pressures Competition Source: www.google.com Source: Top 5 US MSO Source: www.google.com

MSOs Are Demanding That The Entire End-to-End Content Delivery Structure Be Converged For A New 3-Screen User Experience



ARRIS ServAssure™
Subscriber Management & Billing
ARRIS Ad Management
Video Management
Simple Control of Content for all 3 screens, Monitoring, Advertising, Billing
ARRIS ConvergeMedia™ Management Suite
Session
Resource
Entitlement
Operations
Content Acquisition
DRM
ARRIS VIPr™ Transcoder
ARRIS ConvergeMedia XMS Video Server
ARRIS C4® CMTS / D5® Universal Edge QAM / Converged Edge Router
Control
Video
Data
Voice
Video Access
QoS, Bandwidth, Metrics, Transcoding, Storage
ARRIS Portal Server Middleware
Internet
Video CPE
QoS, DRM, Bandwidth, Encryption, Metrics
TV
ARRIS Media Player
ARRIS Media Gateway
DLNA, MoCA®, DOCSIS®, 802.11n
Handheld
PC

New Products and Additional Capacity Are Required to Meet the Emerging Needs of Operators in this All-IP World

29 ARRIS Analyst / Investor Conference - June 2011

ARRIS

Many New Dataflows Must Be Intelligently Managed Inside the New IP Video Headend



ARRIS ServAssure™
Subscriber Management & Billing
ARRIS Ad Management
Video Management
Simple Control of Content for all 3 screens, Monitoring, Advertising, Billing
ARRIS ConvergeMedia™ Management Suite
Session
Resource
Entitlement
Operations
Content Acquisition
DRM
ARRIS VIPr™ Transcoder
ARRIS ConvergeMedia XMS Video Server
ARRIS C4® CMTS / D5® Universal Edge QAM / Converged Edge Router
Control
Video
Data
Voice
Off-Net IP Video
Video Access
QoS, Bandwidth, Metrics, Transcoding, Storage
ARRIS Portal Server Middleware
Internet
Video CPE
QoS, DRM, Bandwidth, Encryption, Metrics
TV
ARRIS Media Player
ARRIS Media Gateway
Control
On-Net IP Video
DLNA, MoCA®, DOCSIS®, 802.11n
Handheld
PC

ARRIS Delivering Product Enhancements and New Products to Support these many New Dataflows in 2011

30 ARRIS Analyst / Investor Conference - June 2011 ARRIS

The Addition of MSO-Sourced IP Video Will Require Even More DOCSIS(r) Channels ARRIS Analyst / Investor Conference - June 2011 31 Different MSOs will initiate their transitions at different times The impact on DOCSIS channel counts will be quite substantial !!! ARRIS is already designing flexible, high-density equipment to support this Example of New DOCSIS Channel Growth Associated with MSO-Sourced IP Video Source: Top 5 US MSO + ARRIS Estimates

Node Splits Are An Important Tool For Spectrum Management ARRIS Analyst / Investor Conference - June 2011 32 Node Splits require more CMTSs, EQAMs, Fiber Nodes, and Optical Transceivers... All ARRIS Products Source: Top 5 US MSO + ARRIS Estimates Fiber Node Fiber Node Fiber Node Node Split in 2013 500 HHP 250 HHP 250 HHP CMTS/EQAMs CMTS/EQAMs CMTS/EQAMs

Several Key Sub-Systems are needed for MSOs' IP Video CMTSs = Best Solution for IP Video Transmission DOCSIS(r) 3.0 CMTSs provide Increased IP Efficiencies on Bonded Channels CMTSs perform Intelligent Combining & Load-balancing of HSD, VoD unicast Streams, and Linear multicast Streams CMTSs offer high availability CMTS QoS Capabilities permit Partnering with Internet Content Providers Converged CMTSs lead to reduced OPEX Media Gateway/Player Combos = Best Solution for IP Video Reception Whole-Home Video Management yields a simple-to-use, feature-rich user experience Elimination of legacy CAS leads to reduced CAPEX Elimination of traditional STBs at every TV leads to reduced CAPEX Transcoders = Best Solution for IP Video Format Modifications Supports the flexible formats (MPEG-TS, Fragmented MP4, SD, HD) of the future Media Managers/Video Servers = Best Solution for IP Video Storage Supports the flexible delivery systems (Flash, Smooth Streaming, HLS) of the future Supports the simple content navigation tools of the future Ad Managers = Best Solution for Head-end IP Video Ad Management Mimics the advertising protocols of today while opening up new Internet ad opportunities Assurance = Best Solution for IP Video Monitoring Supports the rapidly-changing environments with QoE-based measurements ARRIS Analyst / Investor Conference - June 2011 33

Agenda Three primary operator responses to changing subscriber demand Enable more narrowcast bandwidth Build efficient converged networks Deploy MSO-Sourced IP video services and converged gateways Conclusions ARRIS Investor and Analyst Conference - June 10, 2011 34

Conclusions The cable industry has entered a period of rapid change, due to: Narrowcast channel growth DOCSIS(r) channel growth Convergence of DOCSIS and MPEG Arrival of MSO-Sourced IP video The changes are coming fast and furious... driving a surging demand for: Increased bandwidth Increased flexibility ARRIS is working closely with MSOs as we create innovative solutions for their upcoming technology needs ARRIS is well-positioned to grow in this period of change ARRIS Analyst / Investor Conference - June 2011 35

BREAK

Product Portfolio Growth Bruce McClelland President Broadband Communications Systems

Agenda Product Portfolio Update Video Processing and Distribution Assurance Tools Wireless Access and Transport Professional Services CMTS Technology, Growth, and Profitability C4(r) CMTS E6(tm) Converged Edge Router Customer Premise Trends and Growth Outlook DOCSIS CPE Solutions Video CPE Solutions Conclusions ARRIS Analyst / Investor Conference - June 2011 38

ARRIS Products
Rapidly Expanding to Increase Addressable Market


Customer Premise
EPON and RFOG
Nodes and Amplifiers
Residential Gateways
Taps and Splitters
Local Encoders
Video Gateways and Players
SMB Gateways
Wireless Network
Wi-Fi® Solutions Indoor/Outdoor
Hosted Service Portal
Headend Optics and Transmitters
Fixed Mobility Convergence
Universal Edge QAM
Networking
CMTS Edge Routers
VOD and Advertising
Transcoders
Encoders
Tools & Services
ARRIS WorkAssure™
Work Force Management
ARRIS ServAssure™
HFC Network Surveillance and Maintenance
ARRIS Professional Services
Consulting, Network Integration and Managed Services

39 ARRIS Analyst / Investor Conference - June 2011 ARRIS

Agenda Product Portfolio Update Video Processing and Distribution Assurance Tools Wireless Access and Transport Professional Services CMTS Technology, Growth, and Profitability C4(r) CMTS E6(tm) Converged Edge Router Customer Premise Trends and Growth Outlook DOCSIS CPE Solutions Video CPE Solutions Conclusions ARRIS Analyst / Investor Conference - June 2011 40

Cable Edge Router Opportunity

- Market Growth
  - Combined CMTS/QAM TAM growing to >$2B
  - Does not include huge upside as legacy video transitions to IP
- Industry Trends
  - Highly competitive market as FTTH and Wireless Broadband aggressively compete at both ends
  - OTT Video driving non-linear 50%+ annual capacity growth rate
  - Growing number of HD channels and increased programming driving need for increased narrowcast capacity (QAM channels)
- Market Share
  - Solid #2 position worldwide; major supplier to Comcast, Time Warner, Charter, Cablevision, UPC, KDG, KBW, Telmex, JCom, and many others

Addressable Market: 10% CAGR



$2,500
$2,000
$1,500
$1,000
$500
$0
$1,549
$1,793
$1,999
$2,205
$2,277
2011
2012
2013
2014
2015
Series1
Classic Edge QAM
M-CMTS Edge QAM

Source: Infonetics 1Q11

ARRIS Products



C4® CMTS
D5® Universal Edge QAM
CMAP!
C4c™ CMTS
E6™ Converged Edge Router

41 ARRIS Analyst / Investor Conference - June 2011 ARRIS

ARRIS CMTS Business Strong outlook short and long term 32D is a true game-changer and shipping now! Substantial improvement in gross margin resulting from downstream license sales across entire installed base Provides operators ability to cost-effectively add capacity with virtually no operational cost Improves ARRIS competitiveness Capacity growth expected to outpace price erosion ASP tends to decline with introduction of next gen products ASP tends to stabilize once initial introduction has run its course. ASP is highly dependent on the mix of hardware and software licenses 24U will begin deployments in 4Q11 - revenue in 1Q12 Leadership position in IPv6 Next generation E6(tm) Converged Edge Router will allow ARRIS to increase market share ARRIS Analyst / Investor Conference - June 2011 42

ARRIS CMTS Installed Base Primed for 2nd Generation DOCSIS(r) 3.0 Upgrades ARRIS Analyst / Investor Conference - June 2011 43 43 43 Source: ARRIS Internal Data

ARRIS Analyst / Investor Conference - June 2011 44 C4 CMTS DOCSIS 2.0 2004 2006 2008 2010 2012 2014 2016 E6(tm) Converged Edge Router Downstream Channels Per Service Group CMTS Edge Router Evolution Ongoing Capacity Expansion Leveraging Installed Base Today C4 CMTS D3.0 Gen2 C4 CMTS D3.0 Gen1

C4 CMTS 2nd Generation DOCSIS 3.0 2x Downstream Capacity Expansion Leveraging Installed Base Installed Base Expansion Q211 software enables additional capacity on installed base Upgrade 16D to 32D Flexible Licensing Options High Margin Revenue Greenfield Capacity Growth Flexible Channel License for new shipments Enhanced Competitiveness Building pipeline of future High Margin Expansion Revenue Cost reduced 32D CAM ARRIS Analyst / Investor Conference - June 2011 45 Shipping Now Shipping Now

C4 CMTS 2nd Generation DOCSIS 3.0 2x Upstream Capacity Provided with new Upstream Card Installed Base Expansion New 24U card Same Form as 12U No wiring changes Increases density Greenfield Expansion Chassis cost reduction 24U cards 32D cards 4Q11 deployments ARRIS Analyst / Investor Conference - June 2011 46

CMTS Technology Curve Cost/Price Trend related to Technology Step Functions ARRIS Analyst / Investor Conference - June 2011 47 DOCSIS 2.0 x2 channel DOCSIS 3.0 1st Generation x4 channel DOCSIS 3.0 2nd Generation x8 channel CMAP 16+ channels Bandwidth/Service Group 80Mbps 160Mbps 320Mbps 640Mbps Fiber Node 500 HHP

CMTS Pricing and Capacity Demand Port growth expected to outpace Price Erosion CMTS pricing curve directly related to improvements in technology Average Price/DS takes in to account overall CMTS cost - Downstream, Upstreams, Routing, etc. ARRIS Analyst / Investor Conference - June 2011 48 Average $/DS DS Port Shipments 2x12 Intro 16D Intro 3G60 Intro 32D Intro

CMTS Revenue by Opportunity Improving Margin Mix in 2011 ARRIS Analyst / Investor Conference - June 2011 49 Gross Profit Percent and Dollars Improve as Gen2 Transition Accelerates as Gen2 Transition Accelerates as Gen2 Transition Accelerates S/W Licenses Services Gen2 CMTS

ARRIS CMTS Business Strong outlook short and long term 32D is a true game-changer and shipping now! Substantial improvement in gross margin resulting from downstream license sales across entire installed base Provides operators ability to cost-effectively add capacity with virtually no operational cost Improves ARRIS competitiveness Capacity growth expected to outpace price erosion ASP tends to decline with introduction of next gen products ASP tends to stabilize once initial introduction has run its course. ASP is highly dependent on the mix of hardware and software licenses 24U will begin deployments in 4Q11 - revenue in 1Q12 Leadership position in IPv6 Next generation E6(tm) Converged Edge Router will allow ARRIS to increase market share ARRIS Analyst / Investor Conference - June 2011 50

Agenda Product Portfolio Update Video Processing and Distribution Assurance Tools Wireless Access and Transport Professional Services CMTS Technology, Growth, and Profitability C4(r) CMTS E6(tm) Converged Edge Router Customer Premise Trends and Growth Outlook DOCSIS CPE Solutions Video CPE Solutions Conclusions ARRIS Analyst / Investor Conference - June 2011 51

ARRIS CHP EPON OLT E6 Converged Edge Router - "CMAP" Video Convergence driving the need for new class of edge device ARRIS Analyst / Investor Conference - June 2011 52 ARRIS D5(r) Edge QAM E6(tm) CER ARRIS C4(r) CMTS

E6™ Converged Edge Router

Video Convergence driving another Technology Replacement Cycle

Key Drivers

- Increasing Internet Video traffic
- Increasing narrowcast video
- Cable MSO Managed IP Video services
- Cloud-based services (ie. NDVR)
- Higher quality HD video sources
- Space and power requirements
- Operational Simplification

Opportunity to gain significant share


E6
ARRIS

Product Details

- Converged MultiService Access Platform
  - HSD, VoIP, VoD, SDV, IP Video
- Redundant, Fault Tolerant, Future Proof
- Significant re-use of current C4 software base
- Initial product under test in ARRIS labs; early customer testing planned for later this year

53 ARRIS Analyst / Investor Conference - June 2011 ARRIS

Global Leader in Cable Edge Router Technology
Capacity, Power Consumption, Space



	C4® CMTS D3.0 Gen1 (16D & 12U CAMs)	C4® CMTS D3.0 Gen 2 (32D & 24U CAMs)	E6™ CER
Total DS Channels (typical equipage)	96+ DSs	256+ DSs	2300+ DSs
Power per DS Channel	~29 Watts/DS	~11 Watts/DS	~2 Watts/DS
Vertical Rack Space Required per DS Channel	~7 DSs/RU	~18 DSs/RU	~150 DSs/RU

Note: 1 RU = 1.75"

54

ARRIS Analyst / Investor Conference - June 2011

ARRIS

Agenda Product Portfolio Update Video Processing and Distribution Assurance Tools Wireless Access and Transport Professional Services CMTS Technology, Growth, and Profitability C4(r) CMTS E6(tm) Converged Edge Router Customer Premise Trends and Growth Outlook DOCSIS CPE Solutions Video CPE Solutions Conclusions ARRIS Analyst / Investor Conference - June 2011 55

DOCSIS(r) CPE Market Opportunity Market Growth Unit volumes expected to grow at a 9% CAGR, while revenue grows at 6% rate thru 2015 DOCSIS 3.0 percentage expected to continue to increase, reaching 50% of all shipments in 2012 Standard data modem category expected to grow faster than VoIP E-MTA as technology replacement cycle accelerates Industry Trends Integrated Wireless Residential Gateway functionality becoming a trend world wide HSD speeds being used as strategic weapon against other broadband service providers Market Share Strong #1 market share position in VoIP/HSD E-MTA category Significant growth opportunity in standard HSD modem category ARRIS Analyst / Investor Conference - June 2011 56 Addressable Market: 6% CAGR ARRIS Products Source: Infonetics 4Q10 & ARRIS Est. SMB Gateway Data Modem VoIP E-MTA Wireless Gateway

DOCSIS® 3.0 Technology Upgrade Cycle Underway


Cable VoIP Sub
CAGR ~ 9.6%
D3.0 E-MTA
CAGR ~ 27%
100,000
80,000
60,000
40,000
20,000
0
(000's)
100%
50%
0%
57,745
12,198
83,156
14,620
11%
18%
26%
35%
43%
2011
2012
2013
2014
2015
WB EMTA
Std. EMTA
Total VoIP Subs
D3.0 EMTA Penetration

Source: Infonetics 4Q10 ,Instat Nov 2010, ARRIS Est.

- E-MTA Shipments expected to continue at 2:1 rate of new subscriber adds
  - New adds, churn, technology replacement
- ~5% of current installed base worldwide upgraded to DOCSIS 3.0 CPE

57

ARRIS Analyst / Investor Conference - June 2011

ARRIS

Agenda Product Portfolio Update Video Processing and Distribution Assurance Tools Wireless Access and Transport Professional Services CMTS Technology, Growth, and Profitability C4(r) CMTS E6(tm) Converged Edge Router Customer Premise Trends and Growth Outlook DOCSIS CPE Solutions Video CPE Solutions Conclusions ARRIS Analyst / Investor Conference - June 2011 58

Hybrid IP Video CPE Market Opportunity Market Growth Rapidly changing market as operators search for richer entertainment experience for their customers Significant portion of traditional set top CAPEX will be allocated to this new product segment Industry Trends Worldwide interest in rapidly migrating to future-proof products that provide a bridge between legacy Pay TV services and interactive, personalized, IP-based content Strong interest in adapting standards-based approach for content distribution in the home, providing interoperability with internet-connected CE devices Market Share ARRIS is a new market entrant; majority of product in this category today are traditional set tops with the ability to process IP video streams ARRIS Analyst / Investor Conference - June 2011 59 ARRIS Products Media Gateway Media Player Moxi(r) User Interface Source: ARRIS Estimates Addressable Market: 52% CAGR

ARRIS Whole Home Solution A new class of products ARRIS Analyst / Investor Conference - June 2011 60 HFC MPEG IP Internet OTT 3rd Party and User Generated Content Media Sharing Social Networking Time Shifting Targeted Advertising Cable Operator Seamless Integration of Traditional Video and OTT Services to ALL Screens Multi-room DVR CE device compatibility - plug-and-play Increased Interactivity Integration of Over-The-Top and User generated Content Full support for existing operator video services (VOD, SDV, etc.)

ARRIS Whole Home Solution Key Components Customer Premises Equipment Multimedia Gateways Video Client Devices Embedded Software Client Software with support for Web Apps, Flash Apps, XML User Interfaces Gateway Stack with Multi-Room DVR Engine Industry standards interface support: DLNA DMS/DMR User Interface Moxi Menu Emmy award-winning HD UI built in XML Flash-based games, web apps for music and video streaming services, embedded browser Web Services Portal Comprehensive back office support for video services Integrates directly with billing and provision systems for provisioning and account management Enables remote scheduling and service management ARRIS Analyst / Investor Conference - June 2011 61

ARRIS Whole Home Solution
Key Components

Media Gateway MG5125G

- DOCSIS® 3.0 8x4 Based
- Six QAM Tuners for Video
- MOCA 1.1+, 4 port GigE, 2xUSB2.0
- Internal 500GB HDD plus eSATA port for additional external HDD
- Two lines of Carrier Grade Voice – battery backed up to 8 hours of standby
- CableCARD support
- 802.11n – 2.4GHz dual band selectable


ARRIS

Media Player MP2000

- Full 1080p HD 3D graphics
- HD/SD MPEG4.10/H.264, MPEG2 VC1
- Accelerated OpenGL ® ES1.0 Support
- MoCA1.1+, 10/100 Ethernet



62 ARRIS Analyst / Investor Conference - June 2011

ARRIS Cloud Web-Services Portal

Back Office Engine Driving Recurring Revenue for ARRIS



Network Management & Diagnostics
MSO's Web Portal
Subscriber Provisioning & A/C Mgmt
Firmware version & Download Management
EPG Data Acquisition
Other 3rd Party Content Acquisition
TRIBUNE
REUTERS
DOWJONES
AccuWeather.com
Abstraction of interfaces and services
Secure Web 2.0 Services APIs
Various 3rd Party APIs
SNMP v2c/3
ARRIS "Portal" Secure Services Platform
Pre-processing and optimization of data formats
Data Warehouse
Cloud Based SNMP Proxy Service
Cloud Based Caching Service
Optimization and scheduling of traffic flows
Multimedia Gateway

63 ARRIS Analyst / Investor Conference - June 2011 ARRIS

Operators worldwide are exploring ways to augment current Pay TV offering with IP capabilities ARRIS solution is directly targeted at this trend Triple play gateway resonates with desire to simplify set tops and integrate with Consumer purchased devices (Connected TV's, gaming consoles, smart phones, etc.) ARRIS solution builds on current portfolio strengths Substitutes EMTA revenue for much more significant revenue stream Recurring revenue associated with Cloud-based portal and software maintenance Hybrid IP/QAM CPE opportunity > $ 1B by 2013* ARRIS Analyst / Investor Conference - June 2011 64 ARRIS Whole Home Solution A major growth opportunity * ARRIS Estimate

GATEWAY DEMONSTRATION

The Broadband Home of Tomorrow - Today ARRIS Video

Agenda Product Portfolio Update Video Processing and Distribution Assurance Tools Wireless Access and Transport Professional Services CMTS Technology, Growth, and Profitability C4(r) CMTS E6(tm) Converged Edge Router Customer Premise Trends and Growth Outlook DOCSIS CPE Solutions Video CPE Solutions Conclusions ARRIS Analyst / Investor Conference - June 2011 67

Conclusions Introduction of new software and hardware capabilities on the C4(r) CMTS will improve our financial profile through 2011 Exciting new Video Gateway product line expands ARRIS addressable market and will provide significant top-line growth Strong pipeline of new products across all ARRIS segments that are well positioned in the areas operators will invest CAPEX ARRIS is well-positioned to grow in this period of change ARRIS Analyst / Investor Conference - June 2011 68

Financial Goals and Balance Sheet Strategy David Potts, Executive Vice President, CFO, CIO

Focused on Increasing Shareholder Value ARRIS Analyst / Investor Conference - June 2011 70 Outstanding Organic Opportunities and Capital Structure to Leverage

Excellent Opportunities for Organic Growth Organic Growth Will Drive Operating Leverage and EPS Expansion 32D Video Gateway E6(tm) Edge Router 24U Three Screens International expansion PON 71 ARRIS Analyst / Investor Conference - June 2011 Wi-Fi Goals: 10%+ Revenue CAGR High Teens Non GAAP EBITDA % Non GAAP EBITDA % = (GAAP EBITDA + Equity Compensation Expense + Other Non-GAAP Adjustments) / Sales

Strong Balance Sheet and Cash Flow to Leverage 2008 2009 2010 Cash and Short Term Investments - $M 427 626 620 Convertible Notes (face value) - $M 276 261 237 Net Cash - $M 151 365 383 Cash from Operating Activities - $M 189 241 119 Cash Used For ($M): Acquisitions 11 23 4 Share Repurchases 76 -- 69 Debt Repurchases 36 11 23 Strong Balance Sheet and Cash Generation Enhanced Shareholder Returns through Share Repurchases Debt Redemption in Late 2013 Have and Will Continue to put Cash to Work 72 ARRIS Analyst / Investor Conference - June 2011

Share Repurchases 73 ARRIS Analyst / Investor Conference - June 2011 Continue to be a key part of our capital allocation strategy Exhausted prior authorization using $31M for repurchase of 2.6M shares in Q2 2011 Board has approved a new $150M authorization Plan to pursue open market or block purchases at times and prices considered appropriate by Company

Acquisition is a Part of Our Strategy Primary focus is core competencies in video and wireless Companies that address Cable as well as other verticals a plus Technology "tuck-ins" also a focus Have the Balance Sheet to Act Opportunistically Profitable Growth Through Acquisition 74 ARRIS Analyst / Investor Conference - June 2011

Focused on Increasing Shareholder Value ARRIS Analyst / Investor Conference - June 2011 75 Outstanding Organic Opportunities and Capital Structure to Leverage

Summary Bob Stanzione, CEO

Strong Pipeline of New Products 2011 and Beyond Second Generation DOCSIS 3.0 C4 line cards - 32D and 24U Doubles C4 density More than a dozen 32D lab trials now... Wide variety of CPE devices Cost reductions Wireless business terminals Home Video Gateway Multiple trials, initial bookings Commercial launch 2nd quarter Professional Services Telecom network design Cell Tower Backhaul (CTBH) Fixed Mobile Convergence On-demand and real time encoding, storage and streaming to multiple screens New Assurance Software Tools Ethernet Passive Optical Network (EPON) Next generation full spectrum optics E6 Converged Edge Router (CMAP) development on track for 2011 trials ARRIS Analyst / Investor Conference - June 2011 77

Conclusions Insatiable Demand for Bandwidth Driving Growth Introduction of new software and hardware capabilities on the C4(r) CMTS will improve our financial profile through 2011 Exciting new Video Gateway product line expands ARRIS addressable market and will provide significant top-line growth Strong pipeline of new products across all ARRIS segments that are well positioned in the areas operators will invest CAPEX Balance Sheet Strategy to Enhance Shareholder Value ARRIS is well-positioned to grow in this period of change ARRIS Investor and Analyst Conference - June 10, 2011 78

Questions and Answers?

Thank you